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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 27, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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           Delaware                      0-22140                 42-1406262
(State or other jurisdiction of     (Commission File         (IRSEmployer
incorporation or organization)             Number)           Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 1.01 - Entry into a Material Definitive Agreement

Signatures









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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

          On September 27, 2004 the Registrant's wholly-owned subsidiary, First Federal Savings Bank of the Midwest (the "Bank"), extended the existing employment contracts of James S. Haahr and J. Tyler Haahr for one additional year through September 30, 2007. James S. Haahr is the Chairman of the Board and Chief Executive Officer, and J. Tyler Haahr is the President and Chief Operating Officer, of both the Registrant and the Bank.The contracts were originally entered into in 1993 and 1997, respectively, and contained three year terms that have been successively extended each year after review by disinterested, independent members of the Board of Directors. In addition, the Registrant's subsidiary Bank awarded Messrs. James S Haahr and J. Tyler Haahr cash bonuses of $106,000 each, as well as 8,100 and 22,950 stock options, respectively, for their performances, respectively, during fiscal 2004. The stock options are vested at issuance, which will be as of September 30, 2004. The exercise price of the options will be at the mid-point of the bid-ask as of the close of markets on September 30, 2004. The option awards for James S. Haahr will be in the form of non-qualifyed stock options. The option awards for J. Tyler Haahr will first be in the form of incentive stock options, up to applicable limits pursuant to U.S. tax laws, with the balance in the form of non-qualified stock options depending on the closing price as of September 30, 2004. The cash and option awards were made by the Compensation and Stock Option Committees, respectively, comprised of disinterested, independent directors.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MIDWEST FINANCIAL, INC.

                                 By: /s/ Ronald J. Walters
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                                     Ronald J. Walters
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

Dated: September 30, 2004